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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report relating to the financial statements of Corrections Corporation of America incorporated by reference in this periodic report on Form 8-K of CCA Prison Realty Trust into CCA Prison Realty Trust's previously filed Registration Statement File Numbers 333-31711, 333-31743, 333-58339 and 333-63475.



                                        ARTHUR ANDERSEN LLP

Nashville, Tennessee
September 28, 1998